Accrued expenses	6 Months Ended
Jun. 30, 2025
Payables and Accruals [Abstract]
Accrued expenses	Accrued expenses
Accrued expenses comprise of:

	June 30, 2025	December 31, 2024
(in $ millions)
Accrued interest(1)	3.8	5.4
Dividend payable(2)	1.4	0.4
Accrued operating expenses	0.7	0.8
Other accrued expenses(3)	0.4	0.6
Total	6.3	7.2

(1) Accrued interest pertains to unpaid interest on the sale and leaseback facilities for “Mount Bandeira”, “Mount Elbrus”, “Mount Hua”, “Mount Matterhorn”, “Mount Neblina”, “Mount Denali”, “Mount Aconcagua” and “Mount Emai”. Bareboat payments on the lease for these vessels are paid in arrears.

(2) In June 2025, the Board approved a cash distribution of $0.03 per share to shareholders of record as of June 18, 2025, which was paid in July 2025. In December 2024, the Board approved a cash distribution of $0.01 per share for November 2024, which was paid in January 2025.
(3) Other accrued expenses include accruals for commissions, audit fees, legal fees and management fees.